Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT
    THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Agreement”), is entered into as of May 6, 2025, by and among AMERICAN HOMES 4 RENT, L.P., a Delaware limited partnership (the “Borrower”), AMERICAN HOMES 4 RENT, a Maryland corporation (the “Parent”), each of the Lenders party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”), and WELLS FARGO SECURITIES, LLC, as Sustainability Agent (the “Sustainability Agent”).

RECITALS:
    A.     The Borrower, the Parent, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 16, 2024 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as modified hereby on the First Amendment Effective Date (as defined below), the “Credit Agreement”).
    B.    Borrower has requested that the Existing Credit Agreement be modified as set forth in this Agreement, and the Administrative Agent, the Sustainability Agent, and Lenders constituting Requisite Lenders have agreed to modify the Existing Credit Agreement as set forth in this Agreement.
    C.    In consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
DEFINED TERMS
(a)    The aforesaid Recitals are hereby incorporated into this Agreement as if fully set forth herein.
(b)    Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
ARTICLE II
AMENDMENTS TO EXISTING CREDIT AGREEMENT
        Subject to the conditions precedent set forth in Section 4 below, as of the First Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)    The definition of “Sustainability Certificate” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
    “Sustainability Certificate” means a certificate substantially in the form of, and consistent with the substance and detail prescribed by, Exhibit S, executed by a Responsible Officer of the Borrower (a) setting forth the Sustainability Rate Adjustment, the Sustainability Fee Adjustment and the Average HERS Score, in each case, for the Reference Year covered thereby, and (b)
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attaching a true and complete report of the Sustainability Metric Auditor, which report (i) measures, verifies, calculates and certifies the Average HERS Score metric set forth in the Sustainability Certificate, for the applicable Reference Year in accordance with AICPA agreed upon procedures standards or higher and (ii) confirms the Sustainability Metric Auditor is not aware of any exceptions or modifications that should be made to such computations.
(b)    The definition of “Sustainability Report” set forth in Section 1.1 of the Existing Credit Agreement is hereby deleted in its entirety.
(c)    Exhibit S (Form of Sustainability Certificate) to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth at Exhibit A hereto.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
On and as of the date hereof, the Borrower hereby represents and warrants to the Administrative Agent and each of the other parties hereto that:
(a)    the representations and warranties of the Borrower and each other Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (except that any representation and warranty that is qualified by materiality is true and correct in all respects) on and as if remade on the First Amendment Date after giving effect to this Agreement, except to the extent that such representations and warranties specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects (except that any representation or warranty that is qualified by materiality is true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Credit Agreement;
(b)    each Loan Party has the organizational power and authority, and the legal right, to make, deliver and perform its obligations under this Agreement. This Agreement has been duly executed and delivered on behalf of each Loan Party that is a party hereto. This Agreement constitutes a legal, valid and binding obligation of each Loan Party that is a party hereto, enforceable against each such Loan Party in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein and as may be limited by equitable principles generally;
(c)    no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or regulatory body or any other Person (other than any required filing with the SEC) is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement or any other Loan Document executed and delivered in connection with this Agreement;
(d)    the execution, delivery and performance of this Agreement and each of the Loan Documents executed and delivered in connection with this Agreement by each Loan Party party hereto and thereto: (1) is duly authorized, and (2) will not violate any Applicable Law relating to such Loan Party or result in the imposition of any lien, charge or encumbrance upon the assets of any such party; and
(e)    at the time of, and immediately after giving effect to, the transactions contemplated hereby on the First Amendment Effective Date, no Default or Event of Default exists or will exist.

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ARTICLE IV
CONDITIONS PRECEDENT
    This Agreement shall become effective on the first date (such date, the “First Amendment Effective Date”) on which each of the following conditions is satisfied:
(a)    Agreement. The Administrative Agent shall have received a counterpart of this Agreement duly executed by the Borrower, the Parent, each Lender, the Administrative Agent, and the Sustainability Agent;
(b)    Fees and Expenses. The Administrative Agent shall have received evidence that (i) the Fees, if any, then due and payable and (ii) to the extent a reasonably detailed invoice thereof has been presented to the Borrower prior to the First Amendment Effective Date, all other reasonable and documented out-of-pocket fees, expenses and reimbursement amounts due and payable to the Administrative Agent under the Existing Credit Agreement or in connection with this Agreement, in each case, have been paid; and
(c)    No Default. At the time of, and immediately after giving effect to, the transactions contemplated hereby on the First Amendment Effective Date, no Default or Event of Default exists or will result therefrom.
ARTICLE V
MISCELLANEOUS PROVISIONS
(a)    Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Existing Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific provisions of the Credit Agreement specified herein and only to the extent specified herein and shall not constitute a waiver or an amendment of, or an indication of the Administrative Agent’s or any Lender’s willingness at any other time to amend or waive, any other provisions of the Credit Agreement.
(b)    Reference to Agreement. On and after the date hereof, references to the “Credit Agreement” in the Existing Credit Agreement and in any and all other documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, in any case, shall be deemed to be references to the Existing Credit Agreement as amended hereby on the First Amendment Effective Date. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(c)    Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(d)    Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
(e)    Expenses. Without limiting the obligations of the Borrower under Section 12.2 of the Credit Agreement, the Borrower shall reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.

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(f)    Governing Law; Jurisdiction; Other Matters. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. Sections 12.4 and 12.12 of the Credit Agreement shall apply as if set forth in full herein modified mutatis mutandis.
(g)    Reaffirmation. By signing this Agreement, each Loan Party hereby confirms that this Agreement shall not effect a novation of any of the obligations of the Loan Parties under the Existing Credit Agreement, which obligations continue in full force and effect as set forth in the Credit Agreement, and each Loan Party acknowledges and confirms that the obligations of the Loan Parties under the Existing Credit Agreement as modified or supplemented hereby and the other Loan Documents (i) constitute “Obligations” and “Guaranteed Obligations” or other similar term for purposes of the Credit Agreement and all other Loan Documents, and (ii) notwithstanding the effectiveness of the terms hereof, the Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.
(h)    Effect of this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.
(i)    Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
(j)    Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission (including, for the avoidance of doubt, a .pdf delivered via electronic mail) shall be as effective as delivery of a manually executed counterparty hereof.

[SIGNATURE PAGES FOLLOW]

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

AMERICAN HOMES 4 RENT, L.P.

By: American Homes 4 Rent, its General Partner

By:
Name:
Title:

PARENT:

AMERICAN HOMES 4 RENT,
a Maryland Real Estate Investment Trust

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Credit Agreement (AH4R)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:

Name:
Title:

WELLS FARGO SECURITIES, LLC, as Sustainability Agent

By:

Name:
Title:
[Signature Page to Amendment No. 1 to Credit Agreement (AH4R)]

[_________], as a Lender

By:

Name:
Title:
[Signature Page to Amendment No. 1 to Credit Agreement (AH4R)]

EXHIBIT A

EXHIBIT S TO CREDIT AGREEMENT

[FORM OF]
SUSTAINABILITY CERTIFICATE
Wells Fargo Bank, National Association, as Administrative Agent
Minneapolis Loan Center
MAC N9300-091
600 South 4th Street, 8th Floor
Minneapolis, Minnesota 55415
Attn: Kirby Wilson, CRE Agency Service
Facsimile:    866-595-7863
[Date]
Ladies and Gentlemen:
    Reference is made to the Credit Agreement dated as of July 16, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among American Homes 4 Rent, L.P. (the “Borrower”), American Homes 4 Rent (the “Parent”), the financial institutions party thereto and their assignees under Section 12.5 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement. This Sustainability Certificate (this “Certificate”) is furnished pursuant to Section 1.6 of the Credit Agreement.

    THE UNDERSIGNED HEREBY CERTIFIES SOLELY IN HIS OR HER CAPACITY AS A RESPONSIBLE OFFICER OF THE BORROWER AND NOT IN AN INDIVIDUAL CAPACITY (AND WITHOUT PERSONAL LIABILITY) THAT:

    1.    I am the duly elected [______] of the Borrower, and I am authorized to deliver this Certificate on behalf of the Borrower;

    2.    Attached as Annex A hereto is evidence of the Average HERS Score for the 20[__] Reference Year, which evidences the Borrower’s qualification for [(x)] a Sustainability Rate Adjustment equal to [a positive 0.01%] [a negative 0.01%] [0.0%] per annum and (y) a Sustainability Fee Adjustment equal to [a positive 0.01%] [a negative 0.01%] [0.0%] per annum. The Applicable Margin (i) will never be reduced or increased more than 0.01% per annum pursuant to the Sustainability Rate Adjustment and (ii) shall not be less than 0.00%.

    3.    Attached as Annex B hereto is a true and complete review report of the Sustainability Metric Auditor confirming that the Sustainability Metric Auditor is not aware of any modifications that should be made to such computations.

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Sustainability Certificate as of the date first written above.

AMERICAN HOMES 4 RENT, L.P.

By: American Homes 4 Rent, its General Partner

By:
Name:
Title: